SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HOPFED BANCORP, INC.

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(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS I, L.P.

STILWELL VALUE PARTNERS VI, L.P.

STILWELL ACTIVIST FUND, L.P.

STILWELL ASSOCIATES, L.P.

STILWELL ASSOCIATES INSURANCE FUND
OF THE S.A.L.I. MULTI-SERIES FUND L.P.

 STILWELL VALUE LLC

STILWELL ADVISERS LLC

 JOSEPH STILWELL
ROBERT BOLTON

JOHN P. O'GRADY

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

May 2, 2013

Dear Fellow HFBC Owner,

We believe Management and the Board of HFBC do not have their attention in the right place.

John Peck’s salary for each year since 2001:

Year	Base Salary
2012	$301,044
2011	$292,524
2010	$284,004
2009	$277,242
2008	$255,990
2007	$235,750
2006	$213,175
2005	$187,425
2004	$174,250
2003	$142,978
2002	$125,480
2001	$119,413

Here are some of the perks he received on top of his salary in 2012:

•	Car lease payments for Mr. Peck of $10,494. (He couldn’t afford a car on his salary?)

•	$3,390 for Mr. Peck’s country club dues. (His salary isn’t enough to cover his golf membership?)

•	$7,800 paid by the Company to Mr. Peck for the Company’s use of a building owned by Mr. Peck. (What can we say about this one?)

•	$20,000 to Mr. Peck’s 401(k) account.

•	$7,825 in director fees paid to Mr. Peck. (On the boards that I’ve served as a director, no executive officer ever accepted director fees.)

•	Mr. Peck’s stock awards were valued at $117,046.

•	Separate from everything listed above, Mr. Peck received a $59,953 cash bonus.

I don’t know how you feel about all of the above when balanced against 38 cents of earnings per share, but it seems to me that our CEO is well taken care of irrespective of how shareholders fare. Contrary to what the Board suspects, we do not believe employees are just expenses; however, considering Mr. Peck’s contribution to shareholder value, we think his cost is dramatically out of line with the results produced.

Now, the Board proposes the ‘2013 Long Term Incentive Plan,’ saying they’ll have additional “skin in the game” if they get more free stock. Huh? We paid cash for 100% of our stock, just like you – but unlike Management. Ironically, as we were using cash to buy our stock, Mr. Peck sold 10,000 shares at $10.26 per share on 2/20/2013. Free stock isn’t skin in the game, and we view it as a patently self-serving and absurd claim by the Board. If I were them, I would feel ashamed.

In the hundreds of community banks in which I’ve invested over the past 25 years, some axioms have become self-evident to me. There is absolutely no rhyme or reason for a bank that is performing below average to expand. Growing should not even be considered unless a bank is consistently earning a normalized return on equity. HFBC has not done so for some time. Furthermore, under no circumstances should a bank trading under tangible book value buy another bank at a premium to book. If a bank manager believes he has a well-run bank, he should be jumping at the opportunity to repurchase his company’s shares at a discount. Mr. Peck’s sale of his personal shares only weeks ago sends a strong message.

For a company that has been public for 15 years, we think HFBC continues to make too many rookie mistakes. Hence, we believe shareholder value will be maximized through the termination of the Sumner deal and then consideration of HFBC’s sale to a better-run institution.

Sincerely,

Joseph Stilwell

Proxy

This proxy is solicited by the Stilwell Group in opposition to the Board of Directors of HopFed Bancorp, Inc. for the 2013 Annual Meeting of Stockholders

This solicitation is not being made by the Board of Directors of HopFed Bancorp, Inc.

The undersigned hereby appoints Ms. Corissa Briglia, Mr. Charles W. Garske, Mr. Bruce H. Goldfarb, Ms. Megan Parisi, and Mr. Spencer L. Schneider, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of HopFed Bancorp, Inc. ("HopFed Bancorp" or the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Heritage Bank located at 4155 Lafayette Road, Hopkinsville, Kentucky, on Wednesday, May 15, 2013, at 3:00 p.m., local time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **Unless otherwise specified, this proxy will be voted "FOR" the election of the Stilwell Group's Nominee for election as director as noted on the reverse, "FOR" the ratification of the appointment of Rayburn, Bates & Fitzgerald P.C. as the Company's independent registered public accounting firm for 2013, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "AGAINST" approval of the HopFed Bancorp, Inc. 2013 Long-Term Incentive Plan.** This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 15, 2013. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.myproxyonline.com/HopFedBancorp.

For registered shares, your proxy must be received by 11:59 P.M. Central Daylight Time on May 14, 2013.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Stilwell Group recommends that you vote "FOR" the election of the Stilwell Group's Nominee, Robert Bolton, as a director, "FOR" the ratification of the appointment of Rayburn, Bates & Fitzgerald P.C. as the Company's independent registered public accounting firm, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "AGAINST" the approval of the HopFed Bancorp, Inc. 2013 Long-Term Incentive Plan.

1. ELECTION OF DIRECTORS

– To elect Mr. Robert Bolton

☐ FOR ☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the persons who have been nominated by the Company to serve as Directors, other than the Company nominee noted below. There is no assurance that the candidates nominated by the Company will serve as Directors if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Thomas Miller.

Note: If you wish to withhold authority from voting on persons who have been nominated by the Company to serve as Director other than Thomas Miller, write the name of the Company nominee in the following space: ______________________

2. RATIFICATION OF THE APPOINTMENT OF RAYBURN, BATES & FITZGERALD P.C. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR HOPFED BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2013.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4. ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

5. APPROVAL OF THE HOPFED BANCORP, INC. 2013 LONG-TERM INCENTIVE PLAN.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Dated: ______________________

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Signature

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Title

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Signature (if held jointly)

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Title

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Daylight Time, on May 14, 2013.

Vote by Internet

- Log on to the Internet and go to www.myproxyonline.com
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-866-437-4543 within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.